UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  February 16, 2026

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number			IRS Employer Identification No.

1-11459	PPL Corporation			23-2758192
(Exact name of Registrant as specified in its charter)
Pennsylvania
645 Hamilton Street
	Allentown,	PA	18101
	(610)	774-5151

1-2893	Louisville Gas and Electric Company			61-0264150
(Exact name of Registrant as specified in its charter)
Kentucky
820 West Broadway
	Louisville,	KY	40202
	(502)	627-2000

1-3464	Kentucky Utilities Company			61-0247570
(Exact name of Registrant as specified in its charter)
Kentucky and Virginia
One Quality Street
	Lexington,	KY	40507-1462
	(502)	627-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol:	Name of each exchange on which registered
Common Stock of PPL Corporation	PPL	New York Stock Exchange

Junior Subordinated Notes of PPL Capital Funding, Inc.
2007 Series A due 2067	PPL/67	New York Stock Exchange

Indicate by a check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐	PPL Corporation
☐	Louisville Gas and Electric Company
☐	Kentucky Utilities Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐	PPL Corporation
☐	Louisville Gas and Electric Company
☐	Kentucky Utilities Company

Section 8 - Other Events

Item 8.01 Other Events

On February 16, 2026, the Kentucky Public Service Commission ("KPSC") issued orders in the regulatory proceedings commenced in May 2025 of Louisville Gas and Electric Company ("LG&E") and Kentucky Utilities Company ("KU", and collectively with LG&E, the "Companies") requesting increases in annual electricity and gas revenues and associated accounting and other matters.

The KPSC's orders approve portions of the Companies' October 2025 stipulation and recommendation previously entered into with a majority of the intervenors in the rates proceeding, with modifications. In connection with these orders, PPL Corporation reaffirms its previously disclosed long-term earnings growth targets.

The KPSC orders provide for increases in annual electricity revenues of $59 million and $128 million at LG&E and KU, respectively, and an increase in annual gas revenues of $46 million at LG&E. The orders include authorized returns on equity of 9.775% for base rate purposes and 9.675% for capital rate adjustment mechanisms.

The KPSC orders approve the Companies' requests for establishment of certain new rate adjustment mechanisms or tariffs, with modifications;
•a temporary Pilot Generation Recovery Adjustment Clause ("Adjustment Clause PGR") to provide recovery and return on investment of applicable costs of certain new generation and storage assets being built or anticipated to be built by the Companies as authorized in approval proceedings before the KPSC in 2023 and 2025;
•the inclusion in the Adjustment Clause PGR of recovery and return on investment of certain costs associated with a potential extension of the operating life of LG&E's Mill Creek Unit 2 beyond its original 2027 retirement date; and
•an Extremely High Load Factor Tariff for future applicable customers, such as data centers, which includes requirements such as long-term contracts, minimum revenue payments and collateral security structures that help protect the interests of the Companies and of other ratepayers.

The Adjustment Clause PGR is similar to a new generation cost recovery adjustment mechanism proposed in the Companies' stipulation, but restructured by the KPSC to be a pilot adjustment mechanism with a term until the earlier of ten months following the submission of the Companies' next base rate proceeding or the effective date of new rates in such proceeding, with the expectation that the mechanism would be reviewed in such proceeding. The pilot mechanism will apply to the Companies' planned Mill Creek Unit 5, Brown Battery Energy Storage System, Mercer County Solar and Marion County Solar generation-related projects. The KPSC also included LG&E's Mill Creek Unit 2's potential stay-open costs in Adjustment Clause PGR in lieu of approving the stipulation's request for a stand-alone adjustment mechanism for such costs. Finally, the KPSC excluded from coverage under Adjustment Clause PGR costs related to LG&E's Mill Creek Unit 6 and the Companies' Brown Unit 12 planned new generation assets due to their anticipated in-service dates falling outside of the estimated pilot mechanism's duration, but without prejudice to the Companies seeking recovery of such costs in future proceedings.

The KPSC orders also approved, approved with modifications, or denied in some cases, other requested accounting and rate matters relating to regulatory assets or liabilities, depreciation rates, and other areas.

The rate changes have a retroactive effective date as of January 1, 2026. Consistent with authorized rate case procedures, the Companies will refund to customers relevant amounts in excess of the final approved rates within sixty days.

The KPSC orders did not approve a proposed earnings-sharing mechanism adjustment clause that had been requested in the Companies' stipulation. The stipulation also included a conditional stay out offer by the Companies to refrain from effective base rate increases prior to August 2028.

The Companies and all intervenors have rights to request rehearing or appeal of the orders of the KPSC and because the KPSC orders modified or denied terms of the proposed stipulation, the Companies and all stipulating parties have the right to withdraw from the stipulation. The Companies continue to evaluate the details contained in the orders and related matters as they consider next steps. PPL Corporation and the Companies cannot predict the outcome of this matter.

Cautionary Statement on Forward-Looking Statements

Statements in this report regarding future events and their timing, including statements as to future costs or expenses, regulation, corporate strategy and performance, are "forward-looking statements" within the meaning of the federal securities laws. Although PPL Corporation and the Companies believe that the expectations and assumptions reflected in these forward-looking statements are reasonable, these expectations, assumptions and statements are subject to a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements. The following are among the important factors that could cause actual results to differ materially from the forward-looking statements: subsequent phases of rate proceedings and regulatory cost recovery; market demand and prices for electricity and natural gas; political, regulatory or economic conditions in states and regions where the Companies conduct business; final negotiated terms and conditions in any prospective contracts and the progress of actual construction, purchase or installation of assets or operations. All forward-looking statements should be considered in light of these important factors and in conjunction with PPL Corporation's and the Companies' Form 10-K and other reports on file with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Marlene C. Beers
Marlene C. Beers Vice President and Controller

LOUISVILLE GAS AND ELECTRIC COMPANY

By:	/s/ Christopher M. Garrett
Christopher M. Garrett Vice President-Finance and Accounting

KENTUCKY UTILITIES COMPANY

By:	/s/ Christopher M. Garrett
Christopher M. Garrett Vice President-Finance and Accounting

Dated:  February 17, 2026